================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  April 9, 1999
                Date of Report (Date of earliest event reported)

                ------------------------------------------------

                                MEADOWCRAFT, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      001-13635                                           63-0891252
(Commission File Number)                       (IRS Employer Identification No.)
                        4700 Pinson Valley Parkway 35215
               (Address of principal executive offices) (Zip code)

                                  (205)853-2220
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events.

        On April 9, 1999, the Registrant announced that its Board of Directors had met and appointed a special committee comprised of three independent directors to evaluate the buy-out proposal made on such date by Mr. Samuel R. Blount, Meadowcraft's Chairman and 73% controlling stockholder. Under the proposal, as set forth in a letter to the Company's Board of Directors, Mr. Blount would acquire the 5,315,719 shares of common stock, par value $.01 per share, of Meadowcraft not currently owned by Mr. Blount or members of his family for $8.00 per share in cash, which represents a 32% premium over the closing price on the New York Stock Exchange on April 8, 1999 and a 46% premium over the average closing price over the 30 trading days through April 8, 1999. The Registrant's Board of Directors noted that no assurance could be given as to whether any transaction will occur or as to the time or terms of any transaction. The Board also noted that Mr. Blount stated in his letter that he has no interest in selling his stock in the Company.


FORWARD-LOOKING STATEMENTS

The statements contained in this filing that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. It is important to note that the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially from those projected include, among others, its customer concentration; seasonality; cyclicality; fluctuation of price of raw materials; risk of business interruption; dependence on key personnel; control by existing stockholders; government regulation; shares eligible for future sale; dilution; and possible volatility of stock price. Prospective purchasers of the Common Stock should consult the risk factors listed from time to time in the Company's Reports on Form 10-Q, 8-K, 10-K, and Annual Reports to Stockholders.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99 Press Release dated April 9, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEADOWCRAFT, INC.

                                        By: /s/  Steven C. Braswell
                                            -----------------------
                                            Steven C. Braswell
                                            Secretary

Dated: April 9, 1999